BTD Capital Fund
Schedule of Investments
February 29, 2024 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS — 99.8%
	Communications — 3.9%
9,523	Sirius XM Holdings, Inc.	$42,092
	Consumer Discretionary — 7.8%
313	Mohawk Industries, Inc. (a)	37,128
495	Starbucks Corporation	46,976
		84,104
	Consumer Staples — 13.8%
236	Hershey Company	44,349
296	J.M. Smucker Company	35,570
1,123	Keurig Dr Pepper, Inc.	33,589
577	Molson Coors Beverage Company - Class B	36,016
		149,524
	Energy — 7.6%
409	ConocoPhillips	46,029
249	Hess Corporation	36,292
		82,321
	Financials — 14.4%
287	Allstate Corporation	45,781
192	Assurant, Inc.	34,838
219	Progressive Corporation	41,514
314	Prudential Financial, Inc.	34,223
		156,356
	Health Care — 20.3%
258	Agilent Technologies, Inc.	35,439
193	Laboratory Corporation of America Holdings	41,655
95	UnitedHealth Group, Inc.	46,892
294	Universal Health Services, Inc. - Class B	49,115
3,857	Viatris, Inc.	47,711
		220,812
	Real Estate — 8.3%
440	Crown Castle, Inc.	48,374
993	Ventas, Inc.	41,994
		90,368
	Technology — 11.4%
1,482	HP, Inc.	41,985
103	MongoDB, Inc. (a)	46,100
122	Workday, Inc. - Class A (a)	35,949
		124,034
	Utilities — 12.3%
3,003	AES Corporation	45,646
1,279	FirstEnergy Corporation	46,825
788	Xcel Energy, Inc.	41,520
		133,991
	TOTAL COMMON STOCKS (Cost $1,080,361)	1,083,602

	SHORT-TERM INVESTMENTS — 0.1%
1,270	First American Government Obligations Fund - Class X, 5.23% (b)	1,270
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,270)	1,270

	TOTAL INVESTMENTS (Cost $1,081,631) — 99.9%	1,084,872
	Other Assets in Excess of Liabilities — 0.1%	1,477
	NET ASSETS — 100.0%	$1,086,349

Percentages are stated as a percent of net assets.

Narrow industries are used for compliance purposes, whereas broad sectors are used for reporting.

(a) Non-income producing security.
(b) Rate shown is the annualized seven-day yield as of February 29, 2024.

Summary of Fair Value Disclosure at February 29, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of February 29, 2024:

BTD Capital Fund
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$1,083,602	$–	$–	$1,083,602
Short-Term Investments	1,270	–	–	1,270
Total Investments in Securities	$1,084,872	$–	$–	$1,084,872

(a) See Schedule of Investments for breakout of investments by sector.

For the period ended February 29, 2024, the Fund did not recognize any transfers to or from Level 3.